UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.86 per share	RELI	The NASDAQ Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.86 per share	RELIW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 29, 2025, Reliance Global Group, Inc. (the “Company”) held a virtual annual meeting of stockholders (the “2025 Annual Meeting”) to vote on the following matters:

1. Election of Directors

Stockholders voted to elect the five nominees for director named below to the Company’s Board of Directors, each to serve a one-year term expiring at the 2026 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified, in accordance with the voting results listed below:

Nominee Name	For	Against	Abstain	Broker Non-Votes
Ezra Beyman	1,083,437	-	23,386	710,958
Alex Blumenfrucht	1,090,972	-	15,851	710,958
Scott Korman	1,075,313	-	31,510	710,958
Ben Fruchtzweig	1,075,131	-	31,692	710,958
Sheldon Brickman	1,072,220	-	34,603	710,958

2. 2025 Equity Incentive Plan

Stockholders voted to approve the 2025 Equity Incentive Plan, in accordance with the voting results listed below:

For	Against	Abstain	Broker Non-Votes
1,018,560	83,560	4,703	710,958

3. Say-on-Pay

Stockholders voted to approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the 2025 Annual Meeting, filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 15, 2025, pursuant to the SEC’s compensation disclosure rules set forth in Item 402 of Regulation S-K (which disclosure includes the Summary Compensation Table for fiscal year 2024, and the other related tables and disclosures), in accordance with the voting results listed below:

For	Against	Abstain	Broker Non-Votes
1,082,884	21,626	2,313	710,958

4. Ratification of Independent Registered Public Accounting Firm

Stockholders voted to approve ratification of the appointment of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending on December 31, 2025:

For	Against	Abstain	Broker Non-Votes
1,793,190	23,470	1,121	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: May 29, 2025	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer